                                                                  Exhibit 99.10

                   MONTHLY CERTIFICATEHOLDERS' STATEMENT

                   FIRST USA BANK, NATIONAL ASSOCIATION

           -----------------------------------------------------
             FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-6
           -----------------------------------------------------

               Monthly Period:                  6/1/02 to
                                                6/30/02
               Distribution Date:               7/17/02
               Transfer Date:                   7/16/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

 A.  Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1. The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                                    Class A         $1,005.35000
                                                    Class B         $1,005.48333
                                                    CIA             $1,005.95000

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                                    Class A             $5.35000
                                                    Class B             $5.48333
                                                    CIA                 $5.95000

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
       $1,000 original certificate principal amount
                                                   Class A          $1,000.00000
                                                   Class B          $1,000.00000
                                                   CIA              $1,000.00000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Allocation of Principal Receivables.
       ------------------------------------

       The aggregate amount of Allocations of Principal
       Receivables processed during the Monthly Period
       which were allocated in respect of the Certificates
                                                   Class A       $175,048,705.00
                                                   Class B        $15,830,264.05
                                                   CIA            $20,016,780.18
                                                               -----------------
                                                   Total         $210,895,749.23

    2. Allocation of Finance Charge Receivables
       ----------------------------------------

       (a1) The aggregate amount of Allocations of Finance
            Charge Receivables processed during the Monthly
            Period which were allocated in respect of the Certificates

                                                   Class A        $17,791,964.34
                                                   Class B         $1,608,989.31
                                                   CIA             $2,034,507.13
                                                               -----------------
                                                   Total          $21,435,460.78

       (b1) Principal Funding Investment Proceeds (to Class A)             $0.00
       (b2) Withdrawals from Reserve Account (to Class A)                  $0.00
       (b3) Class A Net Swap Receipt                                4,925,700.00
                                                               -----------------
            Class A Available Funds                               $22,717,664.34

       (c1) Principal Funding Investment Proceeds (to Class B)             $0.00
       (c2) Withdrawals from Reserve Account (to Class B)                  $0.00
       (c3) Class B Net Swap Receipt                                  444,858.89
                                                               -----------------
            Class B Available Funds                                $2,053,848.20

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 3

     (d1) Principal Funding Investment Proceeds (to CIA)                  $0.00
     (d2) Withdrawals from Reserve Account (to CIA)                       $0.00
     (d3) CIA Net Swap Receipt                                       563,294.14
                                                             ------------------
          CIA Available Funds                                     $2,597,801.27

     (e1) Total Principal Funding Investment Proceeds                     $0.00
     (e2) Investment Earnings on deposits to Reserve Account              $0.00

  3. Principal Receivable / Investor Percentages
     -------------------------------------------

     (a)  The aggregate amount of Principal Receivables in
          the Trust as of 06/30/02                           $32,533,735,386.08

     (b)  Invested Amount as of 06/30/02
          (Adjusted Class A Invested Amount
          during Accumulation Period)
                                            Class A           $1,300,000,000.00
                                            Class B             $117,470,000.00
                                            CIA                 $148,790,000.00
                                                                ---------------
                                            Total             $1,566,260,000.00

     (c)  The Floating Allocation Percentage:
                                            Class A                       4.014%
                                            Class B                       0.363%
                                            CIA                           0.459%
                                                                          ------
                                            Total                         4.836%

     (d)  During the Accumulation Period: The Invested
          Amount as of 5/31/02 (the last day of the Revolving
          Period)
                                            Class A           $1,300,000,000.00
                                            Class B             $117,470,000.00
                                            CIA                 $148,790,000.00
                                                            -------------------
                                            Total             $1,566,260,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 4

       (e) The Fixed/Floating Allocation Percentage:
                                               Class A                    4.014%
                                               Class B                    0.363%
                                               CIA                        0.459%
                                                                          -----
                                               Total                      4.836%

    4. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

       (a) 30 - 59 days                                         $426,114,785.51
       (b) 60 - 89 days                                         $291,890,699.03
       (c) 90 - 119 days                                        $239,583,056.26
       (d) 120 - 149 days                                       $190,833,130.54
       (e) 150 - 179 days                                       $167,143,467.45
       (f) 180 or more days                                               $0.00
                                               Total          $1,315,565,138.79

    5. Monthly Investor Default Amount.
       --------------------------------

       (a) The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during
           the Monthly Period allocable to the Invested
           Amount (the aggregate "Investor Default Amount")
                                               Class A            $6,222,035.16
                                               Class B              $562,680.31
                                               CIA                  $711,488.32
                                                                    -----------
                                               Total              $7,496,203.79

    6. Investor Charge-Offs & Reimbursements of Charge-Offs.
       -----------------------------------------------------

       (a) The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the CIA
                                               Class A                    $0.00
                                               Class B                    $0.00
                                               CIA                        $0.00
                                                             ------------------
                                               Total                      $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 5

     (b) The aggregate amount of Class A Investor Charge-
         Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                   Class A                                 $0.00
                                   Class B                                 $0.00
                                   CIA                                     $0.00
                                                              ------------------
                                   Total                                   $0.00

  7. Investor Servicing Fee
     ----------------------
     (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                   Class A                         $1,625,000.00
                                   Class B                           $146,837.50
                                   CIA                               $185,987.50
                                                                     -----------
                                   Total                           $1,957,825.00

  8. Reallocated Principal Collections
     ---------------------------------
         The amount of Reallocated CIA
         and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
         Investor Charge-Offs for the prior month.

                                   Class B                                 $0.00
                                   CIA                                     $0.00
                                                                           -----
                                   Total                                   $0.00

  9. CIA Invested Amount
     -------------------
     (a) The amount of the CIA Invested Amount as of the
         close of business on the related Distribution Date
         after giving effect to withdrawals, deposits and
         payments to be made in respect of the preceding month             $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 6

   10. The Pool Factor
       ---------------
           The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
           Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                             Class A                  0.00000000
                                             Class B                  0.00000000
                                             Total                    0.00000000

   11. The Portfolio Yield
       -------------------
         The Portfolio Yield for the related Monthly Period               15.52%

   12. The Base Rate
       -------------
         The Base Rate for the related Monthly Period                      8.50%


C  Information Regarding the Principal Funding Account
   ---------------------------------------------------

     1.  Accumulation Period

     (a) Accumulation Period Commencement Date                        06/01/2002

     (b) Accumulation Period Length (months)                                   1

     (c) Accumulation Period Factor                                        11.79

     (d) Required Accumulation Factor Number                                   8

     (e) Controlled Accumulation Amount                        $1,566,260,000.00

     (f) Minimum Payment Rate (last 12 months)                            13.44%

     2.  Principal Funding Account
         -------------------------

         Beginning Balance                                                 $0.00
            Plus: Principal Collections for related Monthly
                  Period from Principal Account                 1,566,260,000.00
            Plus: Interest on Principal Funding Account
                  Balance for related Monthly Period                        0.00

            Less: Withdrawals to Finance Charge Account                     0.00
            Less: Withdrawals to Distribution Account           1,566,260,000.00
                                                                ----------------
         Ending Balance                                                     0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 7

      3. Accumulation Shortfall
         ----------------------

               The Controlled Deposit Amount for the previous
               Monthly Period                                              $0.00

         Less: The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                     $0.00

               Accumulation Shortfall                                      $0.00

                                                               -----------------
               Aggregate Accumulation Shortfalls                           $0.00

      4. Principal Funding Investment Shortfall
         --------------------------------------

               Covered Amount                                              $0.00

         Less: Principal Funding Investment Proceeds                       $0.00

                                                               -----------------
               Principal Funding Investment Shortfall                      $0.00
                                                               -----------------

D. Information Regarding the Reserve Account
   -----------------------------------------

      1. Required Reserve Account Analysis
         ---------------------------------

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                           $0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                    $0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date                   $0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date               $0.00

      3. Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer             $0.00
         Date (1 (d) plus 2 above)

      4. The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly
         Period                                                            6.65%

E. Information Regarding the Interest Rate Swaps
   ---------------------------------------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                                         Series 1997-6
Page 8

  1. Class A Interest Rate Swap

     (a)  Class A Net Swap Payment due on the related Transfer Date                    0.00

     (b)  Overdue Class A Net Swap Payment                                             0.00

     (c)  Class A Net Swap Receipt due on the related Transfer Date            4,925,700.00

     (d)  Overdue Class A Net Swap Receipt                                             0.00

  2. Class B Interest Rate Swap

     (a)  Class B Net Swap payment due on the related Transfer Date                    0.00

     (b)  Overdue Class B Net Swap Payment                                             0.00

     (c)  Class B Net Swap Receipt due on the related Transfer Date              444,858.89

     (d)  Overdue Class B Net Swap Receipt                                             0.00

  3. CIA Interest Rate Swap

     (a)  CIA Net Swap payment due on the related Transfer Date                        0.00

     (b)  Overdue CIA Net Swap Payment                                                 0.00

     (c)  CIA Net Swap Receipt due on the related Transfer Date                  563,294.14

     (d)  Overdue CIA Net Swap Receipt                                                 0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                   First USA Bank, National Association
                   as Servicer


                   By:  /s/ Michael J. Grubb
                       ---------------------
                       Michael J. Grubb
                       First Vice President